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Exhibit 99.1

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
OFFICE OF THE US TRUSTEE—REGION 3

In re: eToys, Inc.

Case No. 01-00706 (MFW)
Reporting Period: 12/01/01-12/31/01

MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month

        Submit copy of report to any official committee appointed in the case

Required Documents	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1 (CON'T)	X
Copies of bank statements		X
Cash disbursements journals		X
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Postpetition Taxes	MOR-4	X
Copies of IRS Form 6123 or payment receipt			X
Copies of tax returns filed during reporting period			X
Summary of Unpaid Postpetition Debts	MOR-4	X
Listing of aged accounts payable		X
Accounts Receivable Reconciliation and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X

        I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date
Signature of Joint Debtor	Date
/s/ BARRY GOLD Signature of Authorized Individual	1/17/02 Date

/s/ BARRY GOLD Printed Name of Authorized Individual	CEO Title of Authorized Individual

*    Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re: eToys, Inc.

Case No. 01-00706 (MFW)

Attachment to Monthly Operating Report (MOR cover page):

    All payroll taxes are impounded by the independent payroll service therefore payment receipt is not applicable.

    The following page lists the tax returns filed during the period. The returns are too voluminous to attach. Copies can be requested by contacting eToys.

eToys Inc & Subsidiaries
Income Tax Returns
For the Year Ended 3/31/01

U.S. Corporation Income Tax Return
Entity	Tax ID	Form	File Date
ETOYS, INC.	95-4633006	Form 1120	December 17, 2001
ETOYS, INC.	95-4633006	Form 5471	December 17, 2001
Connecticut Corporation Tax Return
Entity	Tax ID	Form	File Date
ETOYS, INC.	95-4633006	CT-1120	January 1, 2001
New York General Business Corporation Franchise Tax Return
Entity	Tax ID	Form	File Date
ETOYS, INC.	95-4633006	CT-3	December 17, 2001
New York State General Corporation MTA Surcharge Return
Entity	Tax ID	Form	File Date
ETOYS, INC.	95-4633006	Form CT-3M/4M	December 17, 2001
New York State City General Corporation Tax Return
Entity	Tax ID	Form	File Date
ETOYS, INC.	95-4633006	NYC-3L	December 17, 2001

In re: eToys, Inc Debtor	Case No. 01-00706 (MFW) Reporting Period: 12/01/01-12/31/01

Notes to Unaudited Financial Statements (MOR-2, 3)
As of December 31, 2001
UNAUDITED

NOTE 1 -	Basis of Presentation

Assets are carried at cost. Amounts anticipated to be realized from the liquidation of the Company's assets are expected to be significantly less than book value. As assets have been sold through this liquidation process, the Debtor has written off the difference between book value and liquidation value on the financial statements. The remaining assets are still being carried at book value, however, a reserve account has been set up to reflect the estimated loss (see footnote 2).
NOTE 2 -	Provision For Restructuring and Asset Impairment

Due to the Company's filing for Chapter 11 protection and the determination that there were no ready buyers for the Company, the Company's assets are being sold and the Company will be liquidated. Cash expected to be realized from the liquidation of the Company's assets is expected to be considerably less than cost basis. Accordingly, management has prepared an estimate of net realizable values and charged a provision to statement of operations and established a reserve on the Company's balance sheet. There can be no assurance that this reserve is adequate to cover the losses actually realized upon asset sales.
NOTE 3 -	Restricted Cash

The Company has set aside $40,000 in a separate account and reserved an additional $15,000 in a non-segregated account. These amounts represent proceeds from the sale of certain equipment in which purported secured lenders claim an interest, and have been earmarked for satisfaction of those claims if and to the extent allowed. The Company reserves all rights, claims, defenses and counter claims.
NOTE 4 -	Contingent Liabilities - Administrative Claims

On December 7, 2001, the bar date for the filing of administrative claims passed. Prior to the bar date, administrative claims totaling approximately $17,611,000 were filed against eToys, Inc. The Company is undertaking a review and reconciliation of the administrative claims filed, a process that has not yet been completed. Based on a preliminary review of the administrative claims filed, it appears that some actually duplicate pre-petition unsecured claims and some involve lease rejection claims, which would not be properly classified as Administrative Claims. Until the reconciliation process is complete, and claims objections heard by the Court, the Debtor can make no representations or provide any assurances regarding the Administrative Claims, which would be paid ahead of any distribution to pre-petition creditors.
NOTE 5 -	Contingent Liabilities - Operating Lease Claims

Numerous claims have been received from lessors who are creditors under operating leases and capital leases. The amounts of the liabilities under the operating leases have not been determined and have not been recognized on the Company's financial statements.

In re: eToys, Inc.

Case No. 01-00706 MFW
Reporting Period 12/01/01-12/31/01

MOR-1
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

        Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH-ACTUAL" columns must equal the sum of the bank account columns. The amount reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM-IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for cash account.

	Pre-petition 5300152165	DIP General 2180039271	Payroll 5300155253	UBOC CD 2869003059	UBOC MM 2860113492	UBOC MM 2860113506	UBOC CD 2189005826	UBOC MM 2860113522	UBOC CD 2189000603	UBOC CD 2869003034	WFB Cert. Of Dep.	UBOC CD 2189003821
CASH BEGINNING OF MONTH	—	43,648.21	1,582.39	—	19,962,458.40	20,692,546.93	0.00	40,004.93	0.00	0.00	0.00	0.00
CASH SALES
ACCOUNTS RECEIVABLE (NOTE 2)
LOANS AND ADVANCES
SALE OF ASSETS		100,000.00
DUE FROM LLC
OTHER (attach list)		199,619.34
TRANSFER FROM DISTRIBUTION LLC
TRANSFER FROM CD					288,000.00
TRANSFERS FROM MONEY MARKET		270,000.00
TRANSFERS FROM DIP GENERAL			19,300.00
INTEREST		756.96			29,069.82	29,961.66		50.96
TOTAL RECEIPTS	—	570,376.30	19,300.00	—	317,069.82	29,961.66	0.00	50.96	0.00	0.00	0.00	0.00

DISBURSEMENTS
NET PAYROLL			(12,279.24)
PAYROLL TAXES			(6,565.23)
SALES,USE,& OTHER TAXES
INVENTORY PURCHASES
SECURED/RENT/LEASES		(81,363.00)
INSURANCE		(20,275.89)
ADMINISTRATIVE		(26,728.03)	(1,065.24)
SELLING
OTHER (attach list)
PRE-PETITION EXPENSES (NOTE 1)
OWNER DRAW
TRANSFERS
Transfer to LLC DIP		(40,000.00)
Transfer to PR		(19,300.00)
Transfer to CD
Transfer to DIP General					(270,000.00)
Transfer to Money Market
PROFESSIONAL FEES		(412,015.50)
U.S. TRUSTEE QUARTERLY FEES
COURT COSTS
TOTAL DISBURSEMENTS	0.00	(599,682.42)	(19,909.71)	0.00	(270,000.00)	0.00	0.00	0.00	0.00	0.00	0.00	0.00
NET CASH FLOW	0.00	(29,306.12)	(609.71)	0.00	47,069.82	29,961.66	0.00	50.96	0.00	0.00	0.00	0.00
CASH END OF MONTH	0.00	14,342.09	972.68	0.00	20,009,528.22	20,722,508.59	0.00	40,055.89	0.00	0.00	0.00	0.00

NOTE 1 - PAYMENTS MADE TO CRITICAL VENDORS AND EMPLOYEE REIMBURSEMENTS PURSUANT TO FIRST DAY ORDER

NOTE 2 - ACCOUNTS RECEIVABLE COLLECTIONS ON BEHALF OF ETOYS DISTRIBUTION LLC (CASE NO. 01-00707).

        THE FOLLOWING SECTION MUST BE COMPLETED

TOTAL DISBURSEMENTS
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES
 TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES

In re: eToys, Inc.	Case No. 01-00706 MFW Reporting Period 12/01/01-12/31/01

MOR-1 con't
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

	UBOC CD 2869002614	UBOC CD 2869002770	UBOC CD 2869002754	UBOC CD 2869003042	UBOC CD 5309026234	UBOC CD 5309028479	UBOC Stock 5300161903	WFB 060-8526315	Total
CASH BEGINNING OF MONTH	288,000.00	0.00	0.00	0.00	187,500.00	0.00	0.00	0.00	41,215,740.86
CASH SALES									0.00
ACCOUNTS RECEIVABLE (NOTE 2)									0.00
LOANS AND ADVANCES									0.00
SALE OF ASSETS									100,000.00
DUE FROM LLC									0.00
OTHER (attach list)									199,619.34
TRANSFERS—SWEEP ACCOUNT									0.00
TRANSFER FROM CD									288,000.00
TRANSFERS FROM MONEY MARKET									270,000.00
TRANSFERS FROM DIP GENERAL									19,300.00
INTEREST									59,839.40
TOTAL RECEIPTS	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	936,758.74
DISBURSEMENTS
NET PAYROLL									(12,279.24)
PAYROLL TAXES									(6,565.23)
SALES,USE,& OTHER TAXES									0.00
INVENTORY PURCHASES									0.00
SECURED/RENT/LEASES									(81,363.00)
INSURANCE									(20,275.89)
ADMINISTRATIVE									(27,793.27)
SELLING									0.00
OTHER (attach list)									0.00
PRE-PETITION EXPENSES (NOTE 1)									0.00
OWNER DRAW									0.00
TRANSFERS									0.00
Transfer to LLC DIP									(40,000.00)
Transfer to PR									(19,300.00)
Transfer to CD									0.00
Transfer to DIP General									(270,000.00)
Transfer to Money Market	(288,000.00)								(288,000.00)
PROFESSIONAL FEES									(412,015.50)
U.S. TRUSTEE QUARTERLY FEES									0.00
COURT COSTS									0.00
TOTAL DISBURSEMENTS	(288,000.00)	0.00	0.00	0.00	0.00	0.00	0.00	0.00	(1,177,592.13)
NET CASH FLOW	(288,000.00)	0.00	0.00	0.00	0.00	0.00	0.00	0.00	(240,833.39)
CASH END OF MONTH	0.00	0.00	0.00	0.00	187,500.00	0.00	0.00	0.00	40,974,907.47

NOTE 1 - PAYMENTS MADE TO CRITICAL VENDORS AND EMPLOYEE REIMBURSEMENTS PURSUANT TO FIRST DAY ORDER

NOTE 2 - ACCOUNTS RECEIVABLE COLLECTIONS ON BEHALF OF ETOYS DISTRIBUTION LLC (CASE NO.. 01-00707).

        THE FOLLOWING SECTION MUST BE COMPLETED

TOTAL DISBURSEMENTS		$1,177,592.13
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS		$(617,300.00)
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES		$560,292.13

In re: eToys, Inc.	Case No. 01-00706 (MFW) Reporting Period: 12/01/01-12/31/01

MOR-1 Cont'd
BANK RECONCILIATIONS

The debtor in possession must complete the reconciliation below for each bank account including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

A.	Bank:	Union Bank		Union Bank		Union Bank		Union Bank		Union Bank
B.	Account No.:	2180039271		5300155253		5300161903		2860113506		2869002945
C.	Purpose (Type):	DIP General		Payroll		Stock		Money Market		Time Deposit
1.	Balance per Bank Statement		$575,838.52		$37,925.29		$-		$20,722,508.59		$-
2.	(+) Deposit in Transit
3.	(-) Outstanding Checks		(561,496.43)		(36,952.61)
4.	Other				-
5.	Month End Balance per Books		$14,342.09		$972.68		$-		$20,722,508.59		$-
6.	Number of Last Check Written		20480		605614

DEPOSITS IN TRANSIT		Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount
			none		none		none		none		not applicable

CHECKS OUTSTANDING		Ck#	Amount	Ck#	Amount	Ck#	Amount	Ck#	Amount	Ck#	Amount
		20375	8,000.00		SEE ATTACHED LIST		none		none		not applicable
		20401	10,716.00
		20423	71,060.13
		20424	80,478.65
		20429	10,054.60
		20445	31,000.00
		20451	230.00
		20453	230.00
		20454	230.00
		20461	418.82
		20462	231.59
		20463	180.00
		20464	380.00
		20465	585.00
		20466	290.00
		20467	670.00
		20468	180.00
		20469	100.00
		20470	220.00
		20472	3,421.92
		20473	232.48
		20474	170.72
		20475	10,410.24
		20476	99,946.85
		20477	87,025.70
		20478	12,821.20
		20479	131,821.75
		20480	368.31
		300005	14.99
		300011	7.48
Total Checks Outstanding			$561,496.43

In re: eToys, Inc.	Case No. 01-00706 (MFW) Reporting Period: 12/01/01-12/31/01

MOR-1 Cont'd
BANK RECONCILIATIONS

The debtor in possession must complete the reconciliation below for each bank account including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

A.	Bank:	Union Bank		Union Bank		Union Bank		Union Bank		Union Bank
B.	Account No.:	2869003042		2860113492		5309026234		2869003034		2860113522
C.	Purpose (Type):	Time Deposit		Money Market		Time Deposit		Time Deposit		Time Deposit
1.	Balance per Bank Statement		$-		$20,009,528.22		$187,500.00		$-		$40,055.89
2.	(+) Deposit in Transit
3.	(-) Outstanding Checks
4.	Other Reconciling Items
5.	Month End Balance per Books		$-		$20,009,528.22		$187,500.00		$-		$40,055.89
6.	Number of Last Check Written

DEPOSITS IN TRANSIT		Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount
		not applicable		not applicable		not applicable		not applicable		not applicable

CHECKS OUTSTANDING		Ck#	Amount	Ck#	Amount	Ck#	Amount	Ck#	Amount	Ck#	Amount
		not applicable		not applicable		not applicable		not applicable		not applicable

In re: eToys, Inc.	Case No. 01-00706 (MFW) Reporting Period: 12/01/01-12/31/01

MOR-1 Cont'd
BANK RECONCILIATIONS

The debtor in possession must complete the reconciliation below for each bank account including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

A.	Bank:	Wells Fargo		Wells Fargo		Union Bank		Union Bank		Union Bank
B.	Account No.:		****		060-8526315		2869002614		5309028479		2869002754
C.	Purpose (Type):		Cert of Deposit		Credit Card		Time Deposit		Time Deposit		Time Deposit
1.	Balance per Bank Statement		$-		$-		$-		$-		$-
2.	(+) Deposit in Transit
3.	(-) Outstanding Checks
4.	Other Reconciling Items
5.	Month End Balance per Books		$-		$-		$-		$-		$-
6.	Number of Last Check Written
**** copy of renewal notice was not available during the preparation of this report

DEPOSITS IN TRANSIT		Date	Amount	Date	Amount	Date	Amount	Date	Amount	Date	Amount
			not applicable		not applicable		not applicable		not applicable		not applicable

CHECKS OUTSTANDING		Ck#	Amount	Ck#	Amount	Ck#	Amount	Ck#	Amount	Ck#	Amount
			not applicable		not applicable		not applicable		not applicable		not applicable

In re: eToys, Inc.	Case No. 01-00706 (MFW) Reporting Period: 12/01/01-12/31/01

MOR-1 Cont'd
BANK RECONCILIATIONS

The debtor in possession must complete the reconciliation below for each bank account including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

A.	Bank:	Union Bank								Total
B.	Account No.:	2869002770
C.	Purpose (Type):	Time Deposit
1.	Balance per Bank Statement		$—							$41,573,356.51
2.	(+) Deposit in Transit									0.00
3.	(-) Outstanding Checks									(598,449.04)
4.	Other Reconciling Items									0.00
5.	Month End Balance per Books		$-		$-		$-		$-	$40,974,907.47
6.	Number of Last Check Written

DEPOSITS IN TRANSIT		Date	Amount	Date	Amount	Date	Amount	Date	Amount
		not applicable		not applicable		not applicable		not applicable
CHECKS OUTSTANDING		Ck#	Amount	Ck#	Amount	Ck#	Amount	Ck#	Amount
		not applicable		not applicable		not applicable		not applicable

In re: eToys, Inc.	Case No. 01-00706 (MFW)

UNION BANK PAYROLL ACCOUNT
OUTSTANDING CHECKS
December 31, 2001

CHECKNUM	CHECK DATE	NET AMOUNT
00010024	03/01/01	2,145.48
00020077	03/01/01	123.34
00031164	03/01/01	948.84
00031165	03/01/01	4,065.28
00031232	03/01/01	90.34
00040393	03/01/01	4,281.94
00040394	03/01/01	299.40
00305692	03/06/01	37.50
00305700	03/06/01	2,764.29
00305770	03/06/01	1,036.41
00305827	03/06/01	80.47
00305837	03/06/01	171.40
00305839	03/06/01	171.49
00305844	03/06/01	91.45
00305845	03/06/01	86.17
00305847	03/06/01	37.49
00305848	03/06/01	133.66
00305854	03/06/01	293.66
00305876	03/06/01	180.08
00305883	03/06/01	125.27
00305914	03/06/01	191.95
00305919	03/06/01	248.56
00305923	03/06/01	119.62
00305937	03/06/01	117.48
00305943	03/06/01	148.29
00305945	03/06/01	294.50
00305968	03/06/01	316.55
00305972	03/06/01	281.38
00305976	03/06/01	140.70
00305977	03/06/01	290.34
00305992	03/06/01	224.53
00305999	03/06/01	281.38
00306003	03/06/01	183.15
00306004	03/06/01	316.56
00306005	03/06/01	309.53
00603580	03/06/01	65.07
00603850	03/06/01	442.62
00603862	03/06/01	484.70
00603931	03/06/01	330.82
00603935	03/06/01	363.49
00603945	03/06/01	218.40
00603949	03/06/01	126.61
00603950	03/06/01	123.11
00603980	03/06/01	116.43
00603988	03/06/01	133.64

In re: eToys, Inc.	Case No. 01-00706 (MFW)

UNION BANK PAYROLL ACCOUNT
OUTSTANDING CHECKS
December 31, 2001

CHECKNUM	CHECK DATE	NET AMOUNT
00603990	03/06/01	191.40
00020086	03/09/01	218.07
00604003	03/16/01	59.10
00604048	03/16/01	87.94
00031401	03/23/01	423.15
00604154	03/23/01	365.22
00031415	03/28/01	3.28
00604319	03/30/01	271.09
00604354	03/30/01	456.52
00604454	04/06/01	295.27
00306068	04/13/01	803.58
00306084	04/13/01	2,513.04
00604630	04/13/01	950.67
00604650	04/13/01	629.01
00604654	04/13/01	1,402.64
00306125	04/20/01	28.11
00306149	04/20/01	33.59
00306157	04/20/01	48.90
00306161	04/20/01	228.66
00306162	04/20/01	19.22
00306189	04/20/01	84.74
00040593	05/04/01	1,205.91
00031426	05/18/01	303.10
306456	12/21/2001	1,277.76
306457	12/28/2001	852.61
306458	12/28/2001	1,166.66

		36,952.61

In re: eToys, Inc.	CASH DISBURSEMENTS PAYROLL ACCOUNT December 2001	Case No. 01-00706 (MFW)

CHECKNUM	CHECK DATE	NET AMOUNT	NET CHECKS	PAYROLL TAXES	FEES
Fees	12/03/2001	165.16			165.16
306451	12/07/2001	852.60	852.60
306452	12/07/2001	1,194.43	1,194.43
Taxes	12/07/2001	1,141.42		1,141.42
Fees	12/10/2001	121.44			121.44
306453	12/14/2001	852.61	852.61
306454	12/14/2001	1,277.76	1,277.76
Taxes	12/14/2001	1,200.75		1,200.75
Fees	12/17/2001	121.50			121.50
Taxes	12/21/2001	1,200.75		1,200.75
306455	12/21/2001	852.61	852.61
306456	12/21/2001	1,277.76	1,277.76
Fees	12/24/2001	144.32			144.32
Taxes	12/28/2001	1,121.61		1,121.61
306457	12/28/2001	852.61	852.61
306458	12/28/2001	1,166.66	1,166.66
Fees	12/28/2001	139.85			139.85
Fees	12/31/2001	8.71			8.71
Fees	12/31/2001	16.86			16.86

TOTAL DISBURSEMENTS-eToys, Inc.		13,709.41

Fees	12/03/2001	147.66			147.66
605613	12/07/2001	1,976.10	1,976.10
Taxes	12/07/2001	950.35		950.35
Fees	12/10/2001	96.10			96.10
605614	12/14/2001	1,976.10	1,976.10
Taxes	12/14/2001	950.35		950.35
Fees	12/17/2001	103.64			103.64

TOTAL DISBURSEMENTS-LLC		6,200.30

TOTAL DISBURSEMENTS		19,909.71	12,279.24	6,565.23	1,065.24

In re: eToys, Inc.	Cash Disbursements December 2001	Case No. 01-00706 (MFW)
Date	Num	Name	Amount
12/03/2001	20431	ACE PARKING MGMT, INC.	390.00
12/03/2001	20432	ARTER-RODRIGUEZ, DENISE	2,191.56
12/03/2001	20433	COLLATERAL LOGISTICS, INC	29,000.00
12/03/2001	20434	INVESTMENT TECHNOLOGY GROUP	6,363.00
12/03/2001	20435	PENTECH FINANCIAL SERVICES, INC.	75,000.00
12/03/2001	20436	RIGHT CLICK LLC	25.00
12/03/2001	20437	VERIZON CALIFORNIA	111.59
12/03/2001	20438	RECALL-INFORMATION MNT	170.00
12/05/2001	20439	FEDERAL EXPRESS	109.84
12/05/2001	20440	GOLD, BARRY	160.00
12/05/2001	20441	HARTFORD LIFE INSURANCE COMPANIES	71.21
12/05/2001	20442	YOUNG, BYNNE	712.80
12/05/2001	20443	STATE COMPENSATION INSURANCE FUND	9,022.93
12/10/2001	20444	COLLATERAL LOGISTICS, INC	—
12/10/2001	20445	COLLATERAL LOGISTICS, INC	31,000.00
12/10/2001	20446	COLLATERAL LOGISTICS, INC	20,400.00
12/13/2001	20447	ARTER-RODRIGUEZ, DENISE	2,567.25
12/13/2001	20448	VERIZON CALIFORNIA	2,865.10
12/17/2001	20449	DOCUSOURCE	108.22
12/18/2001	20450	ARTER-RODRIGUEZ, DENISE	2,788.80
12/18/2001	20451	CHIU, ALBERT	230.00
12/18/2001	20452	FLORES, CHRIS	230.00
12/18/2001	20453	KHURSHEED, WAJEEH	230.00
12/18/2001	20454	KHURSHEED, WASI	230.00
12/18/2001	20455	RODRIGUEZ, RAY	230.00
12/18/2001	20456	YOUNG, ADAM	230.00
12/18/2001	20457	YOUNG, BYNNE	345.00
12/18/2001	20458	YOUNG, BYNNE	—
12/18/2001	20459	YOUNG, BYNNE	1,353.12
12/19/2001	20460	GOLD, BARRY	4,483.53
12/26/2001	20461	FEDERAL EXPRESS	418.82
12/26/2001	20462	GOLD, BARRY	231.59
12/26/2001	20463	CHIU, ALBERT	180.00
12/26/2001	20464	FLORES, CHRIS	380.00
12/26/2001	20465	HODA, MOHAMMED	585.00
12/26/2001	20466	KHURSHEED, WAJEEH	290.00
12/26/2001	20467	KHURSHEED, WASI	670.00
12/26/2001	20468	NGWGEN, HAN	180.00
12/26/2001	20469	RODRIGUEZ, RAY	100.00
12/26/2001	20470	YOUNG, ADAM	220.00
12/26/2001	20471	YOUNG, BYNNE	60.00
12/26/2001	20472	ARTER-RODRIGUEZ, DENISE	3,421.92
12/27/2001	20473	CIGNA BEHAVIORAL HEALTH	232.48
12/27/2001	20474	PMI	170.72
12/28/2001	20475	BLUE CROSS OF CALIFORNIA	10,410.24
12/28/2001	20476	CROSSROADS, LLC	99,946.85
12/28/2001	20477	MORRIS, NICHOLS, ARSHT & TUNNELL	87,025.70
12/28/2001	20478	RICHARD CARTOON, LLC	12,821.20
12/28/2001	20479	TRAUB, BONACQUIST & FOX, LLP	131,821.75
12/28/2001	20480	VISION SERVICE PLAN	368.31
12/31/2001	A 12-4	Union Bank of California	228.89

		Subtotal	540,382.42

		ADD: Payroll Disbursements (see attached)	19,909.71

		Total Disbursements	560,292.13

In re: eToys, Inc.	Case No. 00706 (MFW)

STATEMENT OF OPERATIONS (MOR-2)
March 7 through December 31, 2001 and One Month Ended December 31, 2001
UNAUDITED

	Mar 7 - Dec 31, '01	Dec '01
Ordinary Income/Expense
Income
Liquidation Proceeds
Cancellation of Debt	330,679.40	0.00
Loss on Disposal of Assets	-27,927,357.20	0.00
Refunds Received	15,918.15	0.00
Liquidation Proceeds - Other	734,624.73	99,760.07

Total Liquidation Proceeds	-26,846,134.92	99,760.07

Total Income	-26,846,134.92	99,760.07

Gross Profit	-26,846,134.92	99,760.07
Expense
Advertising	10,845.34	0.00
Bank Service Charges	137,682.68	0.00
Dues and Subscriptions	731.47	-7,673.00
Employee Benefits	327,524.60	-1,697.69
Equipment Leases	163,693.98	74,910.00
Insurance	802,555.06	9,022.93
Licenses and Permits	3,348.02	0.00
Miscellaneous	7,838.99	-18,686.67
Moving Expense	9,686.00	0.00
Office Relocation Expense	37,333.00	0.00
Outside Services	159,965.71	-3,248.39
Parking	59,709.47	0.00
Payroll Taxes	76,419.82	-473.10
Postage and Delivery	9,018.83	511.09
Professional Fees
Accounting	1,593.59	0.00
Legal Fees	13,868.94	0.00

Total Professional Fees	15,462.53	0.00
Rent	398,167.63	3,431.19
Repairs
Building Repairs	186.06	0.00
Computer Repairs	263,365.18	8,508.72
Equipment Repairs	561.60	-10,975.41

Total Repairs	264,112.84	-2,466.69
Salaries & Wages
Vacation Expense	19,748.25	0.00
Salaries & Wages - Other	1,332,013.21	12,481.44

Total Salaries & Wages	1,351,761.46	12,481.44
Sales Tax	25,388.98	0.00
Security	0.00	-763.35
Supplies
Office	8,976.16	108.22
Supplies - Other	337.91	0.00

Total Supplies	9,314.07	108.22
Taxes - Other	30,861.98	0.00
Telephone
Communications Expense	119,779.56	-81,237.59
Telephone - Other	99,650.87	-9,810.73

Total Telephone	219,430.43	-91,048.32

See accompanying Notes To Financial Statements	Page 1 of 2

In re: eToys, Inc.	Case No. 00706 (MFW)

STATEMENT OF OPERATIONS (MOR-2)
March 7 through December 31, 2001 and One Month Ended December 31, 2001
UNAUDITED

Travel & Ent
Meals	301.98	0.00
Travel	7,472.08	301.53
Travel & Ent - Other	46,650.36	4,815.12

Total Travel & Ent	54,424.42	5,116.65
Utilities
Gas and Electric	0.00	-86.69
Water	-531.16	0.00

Total Utilities	-531.16	-86.69

Total Expense	4,174,746.15	-20,562.38

Net Ordinary Income	-31,020,881.07	120,322.45
Other Income/Expense
Other Income
Interest Income	786,156.54	60,041.23
Miscellaneous Income	1,624.91	0.00
Other Income	2,791,620.97	179,894.65

Total Other Income	3,579,402.42	239,935.88
Other Expense
Reorganization Expenses
Other Reorganization Expenses
Post-Petition Payments
Asset Management
Commission	81,800.00	51,400.00
Asset Management—Other	433,017.05	0.00

Total Asset Management	514,817.05	51,400.00
IT Consulting Services	6,732.50	0.00
Legal Notices/Publication	62,609.51	0.00
Miscellaneous Expense	1,966.70	228.89
Record Storage	9,354.75	0.00

Total Post-Petition Payments	595,480.51	51,628.89
Pre-Petition Payments
Employee Reimbursements	6,020.71	0.00
Exp Deducted - Sec Dep	6,600.00	0.00
Other Critical Vendors	8,588.84	0.00
Payroll	535,337.53	0.00
Sales & Other Taxes	85,469.07	0.00

Total Pre-Petition Payments	642,016.15	0.00
Provision for Restructuring Chg	97,853,000.00	0.00

Total Other Reorganization Expenses	99,090,496.66	51,628.89
Outside Services	45,319.01	35,946.26
Professional Fees	4,577,229.69	367,769.50
U.S. Trustees Fees	22,000.00	0.00

Total Reorganization Expenses	103,735,045.36	455,344.65

Total Other Expense	103,735,045.36	455,344.65

Net Other Income	-100,155,642.94	-215,408.77

Net Loss	-131,176,524.01	-95,086.32

See accompanying Notes To Financial Statements	Page 2 of 2

In re: eToys, Inc.	Case No. 01-00706 (MFW)

Balance Sheet (MOR-3)
As of December 31, 2001
UNAUDITED

Dec 31, '01
ASSETS
Current Assets
Cash
Restricted Cash	55,055.89
Unrestricted Cash	40,919,851.58

Total Cash	40,974,907.47
Other Current Assets
Other Liquidated Debts
122500 - Employee Receivables	400.00
129000 - A/R Other	607,563.52
152000 - Prepaid Marketing	992,917.10
152500 - Prepaid Maintenance	68,069.77
153000 - Prepaid License	83,927.45
159000 - Prepaid Other	1,044,533.16
241000 - Deposits	416,222.00

Total Other Liquidated Debts	3,213,633.00

Total Other Current Assets	3,213,633.00

Total Current Assets	44,188,540.47
Fixed Assets
FF&E
202000 - Office Equipment	950,200.47
202500 - Furniture & Fixtures	145,297.80
203000 - Computer Hardware	6,408,476.32
204500 - Off. Equip. Cap Lease	253,846.17
205000 - Furn & Fixt Cap Lease	750,518.79
205500 - Comp Hdwre Cap Lease	10,719,162.01
212000 - A/D Office Equipment	-319,133.93
212500 - A/D Furn & Fixtures	-31,543.65
213000 - A/D Computer Hardware	-1,544,232.78
214500 - A/D Off.Equip. Cap Lse	-106,402.17
215000 - A/D F & F Cap Lse	-219,089.28
215500 - A/D Comp Hdwr Cap Lse	-5,017,334.09

Total FF&E	11,989,765.66
Leasehold Improvements
201000 - Leasehold Improvements	7,401,458.00
211000 - Accum. Depr. Lease Imp	-413,074.51

Total Leasehold Improvements	6,988,383.49

Total Fixed Assets	18,978,149.15
Other Assets
I/C Receivables - Post Petition
251000 POST - Due From Dist LLC	-12,980,803.22

Total I/C Receivables - Post Petition	-12,980,803.22
I/C Receivables Pre-Petition
251500 - Due From eToys Dist	62,252,413.51
255000 - Due From eToys Europe	1,769,504.33

Total I/C Receivables Pre-Petition	64,021,917.84
Intangible Assets
231000 - Goodwill	2,596,625.08
231500 - Accum. Amort. Goodwill	-1,121,654.00
232000 - License Fee	2,565,922.69
232500 - Accum. Amort. License	-388,280.31
243000 - Debt Issuance Cost	5,003,543.62
243500 - Accum Amort Debt Costs	-1,066,386.73
244000 - Lease/Loan Orig. Fees	392,545.81
244500 - Accum Amort Lease Fees	-43,749.99

See accompanying Notes to Financial Statements	Page 1 of 2

In re: eToys, Inc.	Case No. 01-00706 (MFW)

Balance Sheet (MOR-3)
As of November 30, 2001
UNAUDITED

Dec 31, '01
Total Intangible Assets	7,938,566.17
Reserve - I/C Receivables	-55,000,000.00
Reserve for Restructuring Chrgs	-23,939,294.95

Total Other Assets	-19,959,614.16

TOTAL ASSETS	43,207,075.46

LIABILITIES & EQUITY
Liabilities
Current Liabilities
Accounts Payable
Accounts Payable	247,263.21

Total Accounts Payable	247,263.21
Other Current Liabilities
Post-Petition Liabilities
340000 - Accrued Prof Fees	1,726,131.89

Total Post-Petition Liabilities	1,726,131.89

Total Other Current Liabilities	1,726,131.89

Total Current Liabilities	1,973,395.10
Long Term Liabilities
Liabs Subject to Compromise
Priority Claims
303000P - Gift Certificates	646,521.86
304500P - Employee Benefits	29,570.00
311000P - Taxing Authority	137,259.00
332000P - Employee Comp Liab	216,458.62

Total Priority Claims	1,029,809.48
Secured Claims
351000 - Capital Lease Oblgns	9,255,313.94
352000 - L-T Notes Payable	1,107,131.33

Total Secured Claims	10,362,445.27
Unsecured Claims
300000 - Accounts Payable	20,803,196.06
326000 - Agreement	2,583,268.44
327000 - Contract	93,805.00
328000 - Litigation	51,899.52
331000 - Web Affiliate	185,120.00
332000 - Employee Comp	615,562.49
335000 - Accrued Interest Pyble	2,670,000.75
351000 - Equipment Lease	1,666,630.92
353000 - Subordinated N/P
353000 A - Subordinated N/P	89,000,000.00
353000 B - Subordinated N/P	61,000,000.00

Total 353000 - Subordinated N/P	150,000,000.00

Total Unsecured Claims	178,669,483.18

Total Liabs Subject to Compromise	190,061,737.93

Total Long Term Liabilities	190,061,737.93

Total Liabilities	192,035,133.03

Total Equity	-148,828,057.57

TOTAL LIABILITIES & EQUITY	43,207,075.46

See accompanying Notes to Financial Statements	Page 2 of 2

In re:	eToys, Inc	Case No. 01-00706 (MFW)
	Debtor	Reporting Period: 12/01/01-12/31/01

MOR-4
STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

	Beginning tax Liability	Amount withheld or Actual	Amount Paid	Date paid	Check No.	Ending Tax Liability
FEDERAL
Withholding	0.00	2,799.43	2,799.43	Dec. 7, 14, 21, & 28	Note 1	0.00
FICA-Employer	0.00	510.13	510.13	Dec. 7, 14, 21, & 28	Note 1	0.00
FICA-Employee	0.00	510.13	510.13	Dec. 7, 14, 21, & 28	Note 1	0.00
Tax Adjustment	0.00	0.00	0.00			0.00
Tax Refund	0.00	0.00	0.00			0.00
Unemployment	0.00	0.00	0.00			0.00
Income	0.00	0.00	0.00			0.00
Other:	0.00	0.00	0.00			0.00
Total Federal Taxes	0.00	3,819.69	3,819.69			0.00
STATE AND LOCAL
Withholding	0.00	844.84	844.84	Dec. 7, 14, 21, & 28	Note 1	0.00
Sales	0.00	0.00	0.00			0.00
Excise	0.00	0.00	0.00			0.00
Unemployment	0.00	0.00	0.00			0.00
Real Property	0.00	0.00	0.00			0.00
Personal Property	0.00	0.00	0.00			0.00
Other:	0.00	0.00	0.00			0.00
Total State and Local	0.00	844.84	844.84			0.00
Total taxes	0.00	4,664.53	4,664.53			0.00

Note 1 - All payroll taxes are impounded by the independent payroll service on or about the date of each payroll and remitted to the appropriate agencies.

SUMMARY OF UNPAID POSTPETITION DEBTS

        Attach aged listing of accounts payable.

	Number of Days Past Due
	Current	1-30	31-60	61-90	>90	Total
Accounts payable	63.35	—	—	—	247,199.86	247,263.21
Wages payable
Taxes Payable						—
Rent/Lease-Equipment
Secured Debt/Adequate Protection Payments
Professional Fees						1,726,131.89
Amounts Due to Insiders*
Other: Deposit Liabilities
Other:
Total Postpetition Debts						1,973,395.10
Explain how and when the Debtor intends to pay any past-due postpetition debts.
Debtor has adequate funds available to pay post-petition obligations. However, payments to some vendors have been delayed pending resolution of disputed balances and adjudication of motions for allowance of administrative claims.

* "Insider" is defined in 11 U.S.C. Section 101 (31).

In re: eToys, Inc.	Case No. 01-00706 (MFW) Reporting Period 12/01/01-12/31/01

MOR-5
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period		$607,963.52
(+) Amounts billed during the period
(-) Amounts collected during the period
(-) Other adjustments
Total Accounts Receivable at the end of the reporting period		$607,963.52
Accounts Receivable Aging
0-30 days old	$
31-60 days old
61-90 days old
91 + days old		607,963.52
Total Accounts Receivable		$607,963.52
Amount considered uncollectible (Bad Debt)
Accounts Receivable (Net)		$607,963.52

DEBTOR QUESTIONNAIRE

Must be completed each month		Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, Provide an explanation below.	X
2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3.	Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4.	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
Assets/inventory and/or scrap was sold outside the normal course of business as a result of the company operating in a liquidation process.

In re: eToys, Inc.	eToys, Inc. Accounts Payable Aging Report As of December 31, 2001	Case No. 01-00706 MFW
	Current	1 - 30	31 - 60	61 - 90	> 90		TOTAL
BANC ONE LEASING CORPORATION	0.00	0.00	0.00	0.00	52,099.87	(1)	52,099.87
COMDISCO INC.	0.00	0.00	0.00	0.00	146,955.01	(1)	146,955.01
DE LAGE LANDEN	0.00	0.00	0.00	0.00	28,488.04	(1)	28,488.04
FEDERAL EXPRESS	63.35	0.00	0.00	0.00	0.00		63.35
MARSH RISK & INSURANCE SVCS	0.00	0.00	0.00	0.00	-458.00		-458.00
VERIZON CALIFORNIA	0.00	0.00	0.00	0.00	20,114.94		20,114.94

TOTAL	63.35	0.00	0.00	0.00	247,199.86		247,263.21

Notes:

(1)  Lease

In re Etoys, Inc.	Case No. 01-00706(MFW)

MOR-1 ATTACHMENT
OTHER RECEIPTS
December 2001

Payer	Description	Amount	Date
Diners Club	Other Income	49,218.76	12/4/01
Verizon	Refund	11.29	12/10/01
Verizon	Refund	1,419.29	12/10/02
Verizon	Refund	86.96	12/10/01
Cigna Health	Refund	130,675.89	12/11/01
USA TODAY	Refund	3.66	12/26/01
State Of Michigan	Refund	668.66	12/26/01
United States Treasury	Refund	2,250.23	12/26/01
United States Treasury	Refund	1,006.50	12/26/01
IGOE & Company Inc.	COBRA Refund	11,260.74	12/26/01
IGOE & Company Inc.	COBRA Refund	1,689.91	12/26/01
Verizon	Refund	179.16	12/26/01
Verizon	Refund	1,148.29	12/26/01

Total		$199,619.34

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE
OFFICE OF THE US TRUSTEE – REGION 3

In re: eToys Distribution LLC	Case No. 01-00707 (MFW) Reporting Period: 12/01/01-12/31/01

MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month

        Submit copy of report to any official committee appointed in the case

Required Documents	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1 (CON'T)	X
Copies of bank statements		X
Cash disbursements journals		X
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Postpetition Taxes	MOR-4	X
Copies of IRS Form 6123 or payment receipt			X
Copies of tax returns filed during reporting period			X
Summary of Unpaid Postpetition Debts	MOR-4	X
Listing of aged accounts payable		X
Accounts Receivable Reconciliation and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date
Signature of Joint Debtor	Date
/s/ Barry Gold Signature of Authorized Individual	1/17/02 Date
Barry Gold Printed Name of Authorized Individual	CEO Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re: eToys Distribution LLC	Case No. 01-00707 (MFW)

  Attachment to Monthly Operating Report (MOR cover page):

    All payroll taxes are impounded by the independent payroll service therefore payment receipt is not applicable.

In re: eToys Distribution LLC	Case No. 01-00707 (MFW)
Debtor	Reporting Period: 12/01/01-12/31/01

Notes to Unaudited Financial Statements (MOR - 2, 3)
As of December 31, 2001
UNAUDITED

NOTE 1 -	Basis of Presentation

Assets are carried at cost. Amounts anticipated to be realized from the liquidation of the Company's assets are expected to be significantly less than book value. As assets have been sold through this liquidation process, the Debtor has written off the difference between book value and liquidation value on the financial statements. The remaining assets are still being carried at book value, however, a reserve account has been set up to reflect the estimated loss (see footnote 2).
NOTE 2 -	Provision For Restructuring and Asset Impairment

Due to the Company's filing for Chapter 11 protection and the determination that there were no ready buyers for the Company, the Company's assets are being sold and the Company will be liquidated. Cash expected to be realized from the liquidation of the Company's assets is expected to be considerably less than cost basis. Accordingly, management has prepared an estimate of net realizable values and charged a provision to statement of operations and established a reserve on the Company's balance sheet. There can be no assurance that this reserve is adequate to cover the losses actually realized upon asset sales.
NOTE 3 -	Contingent Liabilities - Administrative Claims

On December 7, 2001, the bar date for the filing of administrative claims passed. Prior to the bar date, administrative claims totaling approximately $1.565,000 were filed against eToys, Inc. The Company is undertaking a review and reconciliation of the administrative claims filed, a process that has not yet been completed. Based on a preliminary review of the administrative claims filed, it appears that some actually duplicate pre-petition unsecured claims and some involve lease rejection claims, which would not be properly classified as Administrative Claims. Until the reconciliation process is complete, and claims objections heard by the Court, the Debtor can make no representations or provide any assurances regarding the Administrative Claims, which would be paid ahead of any distribution to pre-petition creditors.
NOTE 4 -	Contingent Liabilities - Operating Lease Claims

Numerous claims have been received from lessors who are creditors under operating leases and capital leases. The amounts of the liabilities under the operating leases have not been determined and have not been recognized on the Company's financial statements.

In re:	eToys Distribution LLC	Case No. 01-00707 MFW
	Debtor	Reporting Period 12/01/01-12/31/01

MOR-1
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH-ACTUAL" column must equal the sum of the four bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM-IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for the cash account.

	UBOC	BofA Acct No. 1459-2-08325	Union Bank Acct No. 2180039778
	Pre-petition			Total
CASH BEGINNING OF MONTH	0.00	0.00	816.79	816.79
CASH SALES				0.00
ACCOUNTS RECEIVABLE				0.00
LOANS AND ADVANCES				0.00
SALE OF ASSETS				0.00
DUE FROM LLC				0.00
OTHER (attach list)				0.00
TRANSFERS - SWEEP ACCOUNT				0.00
TRANSFERS FROM eTOYS INC MM				0.00
TRANSFERS FROM PRE-PETITION				0.00
TRANSFERS FROM eTOYS INC DIP			40,000.00	40,000.00
INTEREST				0.00
TOTAL RECEIPTS	0.00	0.00	40,000.00	40,000.00
DISBURSEMENTS
NET PAYROLL				0.00
PAYROLL TAXES				0.00
SALES,USE,& OTHER TAXES				0.00
INVENTORY PURCHASES				0.00
SECURED/RENT/LEASES			(20,000.00)	(20,000.00)
INSURANCE				0.00
ADMINISTRATIVE			(20,279.00)	(20,279.00)
SELLING				0.00
OTHER (attach list)				0.00
PRE-PETITION EXPENSES *				0.00
OWNER DRAW				0.00
TRANSFERS				0.00
Transfer to eToys Inc. DIP				0.00
Transfer to PR				0.00
Transfer to CD				0.00
Due to LLC				0.00
Transfer to Pre-petition				0.00
PROFESSIONAL FEES				0.00
U.S. TRUSTEE QUARTERLY FEES				0.00
COURT COSTS				0.00
TOTAL DISBURSEMENTS	0.00	0.00	(40,279.00)	(40,279.00)
NET CASH FLOW	0.00	0.00	(279.00)	(279.00)
CASH END OF MONTH	0.00	0.00	537.79	537.79

*PAYMENTS MADE TO CRITICAL VENDORS AND EMPLOYEE REIMBURSEMENTS PURSUANT TO FIRST DAY ORDER

  THE FOLLOWING SECTION MUST BE COMPLETED

TOTAL DISBURSEMENTS		40,279.00
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS		0.00
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES		40,279.00

Note: All payroll disbursements of eToys Distribution LLC were paid by eToys, Inc. and included in Etoys Inc. MOR-1.

In re:	eToys Distribution LLC	Case No. 01-00707 (MFW)
	Debtor	Reporting Period 12/01/01-12/31/01

BANK RECONCILIATIONS
Continuation Sheet for MOR-1

A bank reconciliation must be included for each bank account. The debtor's bank reconciliation may be substituted for this page

	Union Bank of Cal. 2180039778	Bank of America 1459-2-08325
BALANCE PER BOOKS	$537.79	$-
BANK BALANCE	$2,271.79	$-
(+) DEPOSITS IN TRANSIT (attach list)	-	0.00
(-) OUTSTANDING CHECKS (attach list)	(1,734.00)	0.00
OTHER (attach list)
ADJUSTED BANK BALANCE	$537.79	$-

* Adjusted bank balance must equal balance per books

DEPOSITS IN TRANSIT	Date	Amount	Date	Amount	Date	Amount	Date	Amount
	None		None

CHECKS OUTSTANDING	Ck#	Amount	Ck#	Amount	Ck#	Amount	Ck#	Amount
	30254	1,734.00	None

Total Outstanding Checks		$1,734.00
OTHER

In re: eToys Distribution LLC	Case No. 01-00707 (MFW)

Cash Disbursements
December 2001

Date	Check Number	Name	Amount
12/10/2001	30251	MARK VII TRANSPORTATION CO.	14,220.00
12/13/2001	30252	SHAPIRO LIVING TRUST	20,000.00
12/13/2001	30253	SHAPIRO LIVING TRUST	3,085.53
12/17/2001	30254	MOVING & ASSOCIATED SERVICES, INC.	1,734.00
12/19/2001	30255	SHAPIRO LIVING TRUST	226.49
12/26/2001	30256	SHAPIRO LIVING TRUST	1,012.98

		TOTAL DISBURSEMENTS	$40,279.00

In re: eToys Distribution LLC	Case No. 01-00707 (MFW)

Statement of Operations (MOR-2)
March 7 through December 31, 2001 and One Month Ended December 31, 2001
UNAUDITED

	Mar 7 - Dec 31, '01	Dec '01
Ordinary Income/Expense
Income
Liquidation Proceeds
Cancellation of Debt	11,554.62	0.00
Loss on Disposal of Assets	-38,616,946.27	0.00
Loss on Settlement of Claims	-522,448.27	-522,448.27
Other Income	838.20	0.00
Refunds Received	3,330.35	0.00
Liquidation Proceeds - Other	2,773,273.34	60,475.18

Total Liquidation Proceeds	-36,350,398.03	-461,973.09

Total Income	-36,350,398.03	-461,973.09
Cost of Goods Sold
Cost of Goods Sold	2,044,470.55	0.00

Total COGS	2,044,470.55	0.00

Gross Profit	-38,394,868.58	-461,973.09
Expense
Automobile Expense	715.53	0.00
Dues and Subscriptions	19.50	-3.06
Equipment Leases	239,682.63	0.00
Equipment Rental	9,159.98	0.00
Freight	272,231.32	-2,345.50
Miscellaneous	1,279.71	0.00
Moving Expense	12,050.00	0.00
Outside Services	5,028.60	347.40
Payroll taxes	106,624.88	83.66
Postage and Delivery	11,448.41	0.00
Printing and Reproduction	33.44	0.00
Rent	2,367,312.81	75,006.31
Repairs
Computer Repairs	14,599.28	0.00
Equipment Repairs	3,855.91	0.00

Total Repairs	18,455.19	0.00
Salaries & Wages
Vacation Expense	31,316.57	0.00
Salaries & Wages - Other	1,345,622.66	-6,630.67

Total Salaries & Wages	1,376,939.23	-6,630.67
Security	131,520.76	1,411.52
Supplies
Office	162.40	0.00
Supplies - Other	33,417.58	0.00

Total Supplies	33,579.98	0.00
Taxes
Property	107,181.66	107,181.66
Taxes - Other	11,074.49	-668.66

Total Taxes	118,256.15	106,513.00
Telephone
Communications Expense	2,356.81	-660.97
See accompanying Note to Financial Statements	Page 1 of 2

In re: eToys Distribution LLC	Case No. 01-00707 (MFW)

Statement of Operations (MOR-2)
March 7 through December 31, 2001 and One Month Ended December 31, 2001
UNAUDITED

Telephone - Other	46,328.81	-4,442.93

Total Telephone	48,685.62	-5,103.90
Temporary Help	116,327.26	0.00
Ordinary Income/Expense
Travel & Ent
Travel	2,178.82	0.00
Travel & Ent - Other	454.86	0.00

Total Travel & Ent	2,633.68	0.00
Utilities
Gas and Electric	258,657.06	2,347.82
Water & Trash	7,484.35	637.80
Utilities - Other	21,514.77	-2,949.63

Total Utilities	287,656.18	35.99

Total Expense	5,159,640.86	169,314.75

Net Ordinary Income	-43,554,509.44	-631,287.84
Other Income/Expense
Other Income
Interest Income	5,874.04	139.55
Other Income	734.65	0.00

Total Other Income	6,608.69	139.55
Other Expense
Reorganization Expenses
Other Reorganization Expenses
Post-Petition Payments
Asset Management	64,830.80	0.00
CLI Liquidation Expenses	196,809.13	21,734.00

Total Post-Petition Payments	261,639.93	21,734.00
Pre-Petition Payments
Employee Reimbursements	7,780.08	0.00
Exp Charged - Sec Dep	1,052,398.00	0.00
Other Critical Vendors	27,523.51	0.00
Sales & Other Taxes	-2,110.68	-2,110.68

Total Pre-Petition Payments	1,085,590.91	-2,110.68
Provision for Restructuring Chg	54,251,000.00	0.00

Total Other Reorganization Expenses	55,598,230.84	19,623.32
U.S. Trustees Fees	12,500.00	0.00

Total Reorganization Expenses	55,610,730.84	19,623.32

Total Other Expense	55,610,730.84	19,623.32

Net Other Income	-55,604,122.15	-19,483.77

Net Loss	-99,158,631.59	-650,771.61

See accompanying Note to Financial Statements	Page 2 of 2

In re: eToys Distribution LLC	Case No. 01-00707 (MFW)

Balance Sheet (MOR-3)
As of December 31, 2001
UNAUDITED

Dec 31, '01
ASSETS
Current Assets
Checking/Savings
102000 - UBOC DIP ACCOUNT	537.79

Total Checking/Savings	537.79
Other Current Assets
Other Liquidated Debts
122500 - Employee Receivables	10,027.92
129000 - A/R Other	124,553.82
155000 - A/P Debit Balances	283,821.61

Total Other Liquidated Debts	418,403.35

Total Other Current Assets	418,403.35

Total Current Assets	418,941.14
Fixed Assets
Machinery & Equipment
201500 - Heavy Equipment	2,511,662.88
204000 - Heavy Equip Cap Lse	10,069,284.07
211500 - A/D Heavy Equipment	-80,326.78
214000 - A/D Heavy Eq Cap Lse	-326,090.20

Total Machinery & Equipment	12,174,529.97
Office Equipment & Furnishings
202000 - Office Equipment	2,065,334.65
202500 - Furniture & Fixtures	1,449,903.22
203000 - Computer Hardware	1,813,253.39
204500 - Off Equip Cap Lse	3,169,392.68
205000 - Furn & Fix Cap Lse	1,669,178.61
205500 - Comp Hardware Cap Lse	3,537,520.06
212000 - A/D Office Equipment	-556,698.19
212500 - A/D Furn & Fixtures	-138,786.70
213000 - A/D Computer Hardware	-435,952.39
214500 - A/D off Equip Cap Lse	-263,968.32
215000 - A/D Furn & Fix Cap Lse	-122,973.58
215500 - Comp Hdwre Cap Lse	-781,790.45

Total Office Equipment & Furnishings	11,404,412.98
Vehicles
201800 - Vehicle Equipment	63,697.11
206500 - Vehicle - Cap Lease	866,408.64
211800 - A/D Vehicle Equipment	-961.26
216500 - A/D Vehicle Cap Lease	-53,721.25

Total Vehicles	875,423.24

Total Fixed Assets	24,454,366.19
Other Assets
I/C Due from eToys, Inc.	12,980,803.22
Intangible Assets
244000 - Lease/Loan Orig Fee	241,894.63
244500 - Accum Amort Loan Fees	-46,627.37

Total Intangible Assets	195,267.26
See accompanying notes to Financial Statements	Page 1 of 2

In re: eToys Distribution LLC	Case No. 01-00707 (MFW)

Balance Sheet (MOR-3)
As of December 31, 2001
UNAUDITED

Reserve for Restructuring	-36,847,062.54
Security Deposits
241000 - Other Security Deposit	980,860.57

Total Security Deposits	980,860.57

Total Other Assets	-35,670,934.71

TOTAL ASSETS	2,183,175.84

LIABILITIES & EQUITY
Liabilities
Current Liabilities
Accounts Payable
Accounts Payable	71,760.87

Total Accounts Payable	71,760.87
Other Current Liabilities
Post-Petition Liabilities
ESPP Liab	-301.32
Other Payroll Withholdings	137.31
Vacation Accrual	31,316.57

Total Post-Petition Liabilities	31,152.56

Total Other Current Liabilities	31,152.56

Total Current Liabilities	102,913.43
Long Term Liabilities
Liabs Subject to Compromise
Priority Claims
311000 - Sales and Use Taxes	2,503,620.11
332000P - Emp Claims Priority	162,969.44

Total Priority Claims	2,666,589.55
Secured Claims
351000 - Capital Lease Oblgtns	11,431,105.14

Total Secured Claims	11,431,105.14
Unsecured Claims
301000 - Accounts Payable	47,997,420.40
303500 - Equipment Lease	27,443.24
332000U - Emp. Claims Unsecured	315,417.43
I/C - Due to eToys, Inc.	65,413,313.98

Total Unsecured Claims	113,753,595.05

Total Liabs Subject to Compromise	127,851,289.74

Total Long Term Liabilities	127,851,289.74

Total Liabilities	127,954,203.17

Total Equity	-125,771,027.33

TOTAL LIABILITIES & EQUITY	2,183,175.84

See accompanying notes to Financial Statements	Page 2 of 2

In re:	eToys Distribution LLC	Case No. 01-00707 (MFW)
	Debtor	Reporting Period: 12/01/01-12/31/01

MOR-4
STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

	Beginning tax Liability	Amount with held or Actual	Amount Paid	Date paid	Check No.	Ending Tax Liability
FEDERAL
Withholding	0.00	1,341.86	1,341.86	December 7 & 14, 2001	Note 1	0.00
FICA-Employee	0.00	83.66	83.66	December 7 & 14, 2001	Note 1	0.00
FICA-Employer	0.00	83.66	83.66	December 7 & 14, 2001	Note 1	0.00
Tax Rate Adjustment	0.00	0.00	0.00			0.00
Unemployment	0.00	0.00	0.00			0.00
Income	0.00	0.00				0.00
Other:	0.00	0.00				0.00
Total Federal Taxes	0.00	1,509.18	1,509.18			0.00
STATE AND LOCAL
Withholding	0.00	391.52	391.52	December 7 & 14, 2001	Note 1	0.00
Sales	0.00	0.00	0.00			0.00
Excise	0.00	0.00	0.00			0.00
Unemployment	0.00	0.00	0.00			0.00
Real Property	0.00	0.00	0.00			0.00
Personal Property	0.00	0.00	0.00			0.00
Other:	0.00	0.00	0.00			0.00
Total State and Local	0.00	391.52	391.52			0.00
Total taxes	0.00	1,900.70	1,900.70			0.00

Note 1 - All payroll taxes are impounded by the independent payroll service on or about the date of each payroll and remitted to the appropriate agencies

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.

	Number of Days Past Due
	Current	1-30	31-60	61-90	>90	Total
Accounts payable	-	102.99	-	-	71,657.88	71,760.87
Wages payable
Taxes Payable
Rent/Lease-Equipment
Secured Debt/Adequate Protection Payments
Professional Fees
Amounts Due to Insiders*
Other: Vacation Accrual						31,316.57
Other: Post Petition Liabilities						(164.01)
Total Postpetition Debts						102,913.43

Explain how and when the Debtor intends to pay any past-due postpetition debts.

Debtor has adequate funds to pay post-petition obligations. However, payments to some vendors have been delayed pending resolution of disputed balance and adjudication of motions for allowance of administrative claims.

* "Insider" is defined in 11 U.S.C. Section 101 (31).

In re:	eToys Distribution LLC	Case No. 01-00707 (MFW)
	Debtor	12/01/01-12/31/01

MOR-5
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	$298,484.57
(+) Amounts billed during the period	$119,918.78
(-) Amounts collected during the period (Note 1)
Total Accounts Receivable at the end of the reporting period	$418,403.35
Accounts Receivable Aging	Amount
0-30 days old	$119,918.78
31-60 days old
61-90 days old	$-
91 + days old	$298,484.57
Total Accounts Receivable	$418,403.35
Amount considered uncollectible (Bad Debt)
Accounts Receivable (Net)	$418,403.35

DEBTOR QUESTIONNAIRE

Must be completed each month		YES	NO
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, Provide an explanation below.		X
2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3.	Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4.	Are workers comensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
Note 1 - Accounts receivable amounts collected during December 2001 were deposited in a bank account of eToys, Inc. (Case No. 01-00706) and, accordingly, are reflected on that Debtor's MOR-1 Schedule of Cash Receipts and Disbursements.

In re:	eToys Distribution LLC	Case No. 01-00707 (MFW)

eToys Distribution LLC
Accounts Payable Aging Report
As of December 31, 2001

	Current	1-30	31-60	61-90	> 90		TOTAL
HOMESTEAD MATERIALS HANDLING	0.00	0.00	0.00	0.00	3,018.89	(1)	3,018.89
LEASING TECHNOLOGIES INT'L, INC.	0.00	0.00	0.00	0.00	39,190.00	(1)	39,190.00
RAYMOND LEASING CORPORTATION	0.00	0.00	0.00	0.00	27,958.79	(1)	27,958.79
SHAPIRO LIVING TRUST	0.00	102.99	0.00	0.00	0.00		102.99
XEROX CORPORATION	0.00	0.00	0.00	0.00	1,490.20	(1)	1,490.20

TOTAL	0.00	102.99	0.00	0.00	71,657.88		71,760.87

Notes:

(1)
Lease - In the > 90 day column, $71,657.88 represents post-petition lease payments which are the subject of ongoing negotiations and motions for allowance of administrative claims.

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: eKids, Inc.	Case No. 01-00708 (MFW) Reporting Period: 12/01/01-12/31/01

MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month

        Submit copy of report to any official committee appointed in the case

Required Documents	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Not Applicable
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1 (CON'T)	Not Applicable
Copies of bank statements		Not Applicable
Cash disbursements journals		Not Applicable
Statement of Operations	MOR-2	Not Applicable
Balance Sheet	MOR-3	Not Applicable
Status of Postpetition Taxes	MOR-4	Not Applicable
Copies of IRS Form 6123 or payment receipt		Not Applicable
Copies of tax returns filed during reporting period		Not Applicable
Summary of Unpaid Postpetition Debts	MOR-4	Not Applicable
Listing of aged accounts payable		Not Applicable
Accounts Receivable Reconciliation and Aging	MOR-5	Not Applicable
Debtor Questionnaire	MOR-5	Not Applicable

        I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date
Signature of Joint Debtor	Date
/s/ BARRY GOLD Signature of Authorized Individual	1/17/02 Date
/s/ BARRY GOLD Printed Name of Authorized Individual	CEO Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re:	eKids, Inc.	Case No. 01-00708 (MFW)
	Debtor	Reporting Period 12/01/01-12/31/01

MOR-1
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH-ACTUAL" column must equal the sum of the four bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM-IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for the cash account.

				Total
CASH BEGINNING OF MONTH	NOT APPLICABLE			0.00

CASH SALES				0.00
ACCOUNTS RECEIVABLE				0.00
LOANS AND ADVANCES				0.00
SALE OF ASSETS				0.00
DUE FROM LLC				0.00
OTHER (attach list)				0.00
TRANSFERS - SWEEP ACCOUNT				0.00
TRANSFERS - UK				0.00
TRANSFERS FROM PRE-PETITION				0.00
TRANSFERS FROM eTOYS INC DIP				0.00
INTEREST				0.00
TOTAL RECEIPTS				0.00
DISBURSEMENTS
NET PAYROLL				0.00
PAYROLL TAXES				0.00
SALES,USE,& OTHER TAXES				0.00
INVENTORY PURCHASES				0.00
SECURED/RENT/LEASES				0.00
INSURANCE				0.00
ADMINISTRATIVE				0.00
SELLING				0.00
OTHER (attach list)				0.00
PRE-PETITION EXPENSES				0.00
OWNER DRAW				0.00
TRANSFERS				0.00
Transfer to eToys Inc. DIP				0.00
Transfer to PR				0.00
Transfer to CD				0.00
Due to LLC				0.00
Transfer to Pre-petition				0.00
PROFESSIONAL FEES				0.00
U.S. TRUSTEE QUARTERLY FEES				0.00
COURT COSTS				0.00
TOTAL DISBURSEMENTS				0.00
NET CASH FLOW	0.00	0.00	0.00	0.00
CASH END OF MONTH		0.00	0.00	0.00

            THE FOLLOWING SECTION MUST BE COMPLETED

TOTAL DISBURSEMENTS		0.00
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS		0.00
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES		0.00

In re:	eKids, Inc.	Case No. 01-00708 (MFW)
	Debtor	Reporting Period 12/01/01-12/31/01

BANK RECONCILIATIONS
Continuation Sheet for MOR-1

A bank reconciliation must be included for each bank account. The debtor's bank reconciliation may be substituted for this page

NOT APPLICABLE
BALANCE PER BOOKS
BANK BALANCE
(+) DEPOSITS IN TRANSIT (attach list)
(-) OUTSTANDING CHECKS (attach list)
OTHER (attach list)
ADJUSTED BANK BALANCE

*  Adjusted bank balance must equal
balance per books

DEPOSITS IN TRANSIT	Date	Amount	Date	Amount	Date	Amount	Date	Amount
	None		None

CHECKS OUTSTANDING	Ck#	Amount	Ck#	Amount	Ck#	Amount	Ck#	Amount

Total Outstanding Checks	$—

OTHER

In re:	eKids, Inc.	Case No. 01-00708 (MFW)
	Debtor	Reporting Period 12/01/01-12/31/01
MOR-2 STATEMENT OF OPERATIONS
(Income Statement)	NOT APPLICABLE

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid

	MONTH	FILING TO DATE
REVENUES
Gross Revenues	$	$
Less: Returns and Allowances
Net Revenue	$	$
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach schedule)
Less: Ending Inventory
Cost of Goods Sold
Gross Profit
OPERATING EXPENSE
Advertising
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Programs
Insider Compensation [as defined in 11 U.S.C. Section 101(31)]
Insurance
Management Fees/Bonuses
Office Expense
Pension & Profit-Sharing Plans
Repairs and Maintenance
Rent and Lease Expense
Salaries/Commissions/Fees
Supplies
Taxes-payroll
Taxes-Other
Travel and Entertainment
Utilities
Other (attach schedule)
Total Operating Expense Before Depreciation
Depreciation/Depletion/Amortization
Net Profit (Loss) Before Other Income & Expenses
OTHER INCOME AND EXPENSES
Other Income (attach schedule)
Interest Expense
Other Expense (attach schedule)
Net Profit (Loss) before Reorganization Items

Professional Fees
U.S. Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11 (see cont. sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)
Total Reorganization Expenses
Income Taxes
Net Profit (Loss)	$	$

In re:	eKids, Inc.	Case No. 01-00708 (MFW)
	Debtor	Reporting Period 12/01/01-12/31/01

MOR-2 continued
STATEMENT OF OPERATIONS

NOT APPLICABLE

BREAKDOWN OF OTHER CATEGORY	MONTH	FILING TO DATE

OTHER COSTS

OTHER OPERATIONAL EXPENSES

OTHER INCOME

OTHER EXPENSES

OTHER REORGANIZATION EXPENSES

Reorganization Items-interest Earned on Accumulated Cash From Chapter 11
Interest earned on cash accumulated during the chapter 11 case, which would not have been earned bur for the Bankruptcy proceeding, should be reported as a reorganization item.

In re:	eKids, Inc.	Case No. 01-00708 (MFW)
	Debtor	Reporting Period 12/01/01-12/31/01
MOR-3 BALANCE SHEET	NOT APPLICABLE

ASSETS	MONTH	MONTH
NOT APPLICABLE
Cash (Unrestricted)
Cash (restricted)
Accounts Receivable (net)
Inventory
Notes Receivable
Prepaid Expenses
Other (Attach List)
Total Current Assets
Real Property & Improvements
Machinery & Equipment
Furniture, Fixtures & Office Equipment
Vehicles
Leasehold Improvements
Less: Accumulated Deprec/Depletion
Total Property, Plant & Equipment
Liabilities not subject to compromise (Postpetition Liabilities)
Accounts payable
Taxes Payable
Notes payable
Professional Fees
Secured Debt
Due to Affiliates & Insiders
Other (Attach List)
Total postpetition Liabilities
Liabilities subject to compromise (Postpetition Liabilities)
Secured Debt-Per Plan
Priority Debt-Per Plan
Unsecured Debt-Per Plan
Other (Attach List)-Per Plan
Total Prepetition Liabilities
Total Liabilities
Equity
Common Stock
Retained Earnings (Deficit)
Total Equity (Deficit)
Total Liabilities & Owner's Equity

In re:	eKids, Inc.	Case No. 01-00708 (MFW)
	Debtor	Reporting Period 12/01/01-12/31/01

MOR-3 continued
BALANCE SHEET

NOT APPLICABLE

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE

Other Current Assets
NOT APPLICABLE

Other Assets

Liabilities and Downer Equity	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE

Adjustments to Owner Equity

Postpetitions Contributions Distributions (Draws)

Restricted cash: cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.

eKids, Inc., debtor herein, is a holding company formed to hold certain intellectual property assets. As reflected on the Schedules of Assets and Liabilities filed with the Bankruptcy Court, Debtor has no checking accounts, no accounts receivable and the intellectual property assets which were to be held by Debtor were never transferred to Debtor nor recorded on its books and records. The Debtor is a non-operating entity, and therefore, all documents required by the Office of the united States Trustee for its Monthly Operating Report are not applicable and have been marked accordingly.

In re:	eKids, Inc.	Case No. 01-00708 (MFW)
	Debtor	Reporting Period 12/01/01-12/31/01

MOR-4
STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

	Beginning tax Liability	Amount withheld or Actual	Amount Paid	Date paid	Check No.	Ending Tax Liability
FEDERAL
Withholding	NOT APPLICABLE
FICA-Employee
FICA-Employer
Unemployment
Income
Other:
Total Federal Taxes
STATE AND LOCAL
Withholding
Sales
Excise
Unemployment
Real Property
Personal Property
Other:
Total State and Local
Total taxes

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.

Number of Days Past Due
	Current	1-30	31-60	61-90	over 90	Total
Accounts payable	NOT APPLICABLE
Wages payable
Taxes Payable
Rent/Lease-Equipment
Secured Debt/Adequate Protection Pymnts
Professional Fees
Amounts Due to Insiders*
Other: Deposit Liabilities
Other:
Other: Vacation Accrual
Total Postpetition Debts

Explain how and when the Debtor intends to pay any past-due postpetition debts.

* "Insider" is defined in 11 U.S.C. Section 101 (31).

In re:	eKids, Inc.	Case No. 01-00708 (MFW)
Reporting Period 12/01/01-12/31/01

MOR-5
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
(NOT APPLICABLE)

Accounts Receivable Reconciliation	Prior Periods	Current Period	Cumulative
Total Accounts Receivable at the beginning of the reporting period
(+) Amounts billed during the period
(-) Amounts collected during the period
Total Accounts Receivable at the end of the reporting period
Accounts Receivable Aging
0-30 days old
31-60 days old
61-90 days old
91 + days old
Total Accounts Receivable
Amount considered uncollectible (Bad Debt)
Accounts Receivable (Net)

  DEBTOR QUESTIONNAIRE (Not Applicable)

Must be completed each month		Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, Provide an explanation below.
2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.
3.	Have all postpetition tax returns been timely filed? If no, provide an explanation below.
4.	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In re: PMJ Corporation	Case No. 01-00709 (MFW)
Reporting Period: 12/01/01-12/31/01

MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month

        Submit copy of report to any official committee appointed in the case

Required Documents	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	Not Applicable
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1 (CON'T)	Not Applicable
Copies of bank statements		Not Applicable
Cash disbursements journals		Not Applicable
Statement of Operations	MOR-2	Not Applicable
Balance Sheet	MOR-3	Not Applicable
Status of Postpetition Taxes	MOR-4	Not Applicable
Copies of IRS Form 6123 or payment receipt		Not Applicable
Copies of tax returns filed during reporting period		Not Applicable
Summary of Unpaid Postpetition Debts	MOR-4	Not Applicable
Listing of aged accounts payable		Not Applicable
Accounts Receivable Reconciliation and Aging	MOR-5	Not Applicable
Debtor Questionnaire	MOR-5	Not Applicable

        I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date
Signature of Joint Debtor	Date
/s/ BARRY GOLD Signature of Authorized Individual	1/17/02 Date
Barry Gold Printed Name of Authorized Individual	CEO Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re:	PMJ Corporation	Case No. 01-0709 (MFW)
	Debtor	Reporting Period 12/01/01-12/31/01

MOR-1
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH-ACTUAL" column must equal the sum of the four bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM-IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for the cash account.

				Total

CASH BEGINNING OF MONTH	NOT APPLICABLE			0.00
CASH SALES				0.00
ACCOUNTS RECEIVABLE				0.00
LOANS AND ADVANCES				0.00
SALE OF ASSETS				0.00
DUE FROM LLC				0.00
OTHER (attach list)				0.00
TRANSFERS - SWEEP ACCOUNT				0.00
TRANSFERS - UK				0.00
TRANSFERS FROM PRE-PETITION				0.00
TRANSFERS FROM eTOYS INC DIP				0.00
INTEREST				0.00
TOTAL RECEIPTS				0.00

DISBURSEMENTS
NET PAYROLL				0.00
PAYROLL TAXES				0.00
SALES,USE,& OTHER TAXES				0.00
INVENTORY PURCHASES				0.00
SECURED/RENT/LEASES				0.00
INSURANCE				0.00
ADMINISTRATIVE				0.00
SELLING				0.00
OTHER (attach list)				0.00
PRE-PETITION EXPENSES				0.00
OWNER DRAW				0.00
TRANSFERS				0.00
Transfer to eToys Inc. DIP				0.00
Transfer to PR				0.00
Transfer to CD				0.00
Due to LLC				0.00
Transfer to Pre-petition				0.00
PROFESSIONAL FEES				0.00
U.S. TRUSTEE QUARTERLY FEES				0.00
COURT COSTS				0.00
TOTAL DISBURSEMENTS				0.00
NET CASH FLOW	0.00	0.00	0.00	0.00
CASH END OF MONTH		0.00	0.00	0.00

THE FOLLOWING SECTION MUST BE COMPLETED
TOTAL DISBURSEMENTS		0.00
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS		0.00
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES		0.00

In re:	PMJ Corporation	Case No. 01-00709 (MFW)
	Debtor	Reporting Period 12/01/01-12/31/01

BANK RECONCILIATIONS
Continuation Sheet for MOR-1

A bank reconciliation must be included for each bank account. The debtor's bank reconciliation may be substituted for this page

NOT APPLICABLE
BALANCE PER BOOKS
BANK BALANCE
(+) DEPOSITS IN TRANSIT (attach list)
(-) OUTSTANDING CHECKS (attach list)
OTHER (attach list)
ADJUSTED BANK BALANCE

* Adjusted bank balance must equal
balance per books

DEPOSITS IN TRANSIT	Date	Amount	Date	Amount	Date	Amount	Date	Amount

CHECKS OUTSTANDING	Ck#	Amount	Ck#	Amount	Ck#	Amount	Ck#	Amount

Total Outstanding Checks		$—

OTHER

In re:	PMJ Corporation	Case No. 01-00709 (MFW)
	Debtor	Reporting Period 12/01/01-12/31/01
MOR-2 STATEMENT OF OPERATIONS (Income Statement)	NOT APPLICABLE

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid

REVENUES	MONTH	FILING TO DATE
Gross Revenues	$	$
Less: Returns and Allowances
Net Revenue	$	$
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach schedule)
Less: Ending Inventory
Cost of Goods Sold
Gross Profit
OPERATING EXPENSE
Advertising
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Programs
Insider Compensation [as defined in 11 U.S.C. Section 101(31)]
Insurance
Management Fees/Bonuses
Office Expense
Pension & Profit-Sharing Plans
Repairs and Maintenance
Rent and Lease Expense
Salaries/Commissions/Fees
Supplies
Taxes-payroll
Taxes-Other
Travel and Entertainment
Utilities
Other (attach schedule)
Total Operating Expense Before Depreciation
Depreciation/Depletion/Amortization
Net Profit (Loss) Before Other Income & Expenses
OTHER INCOME AND EXPENSES
Other Income (attach schedule)
Interest Expense
Other Expense (attach schedule)
Net Profit (Loss) before Reorganization Items

Professional Fees
U.S. Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11 (see cont. sheet)
Gain (Loss) from Sale of Equipment
Other Reorganization Expenses (attach schedule)
Total Reorganization Expenses
Income Taxes
Net Profit (Loss)	$	$

In re:	PMJ Corporation	Case No. 01-00709 (MFW)
	Debtor	Reporting Period 12/01/01-12/31/01

MOR-2 continued
STATEMENT OF OPERATIONS

NOT APPLICABLE

BREAKDOWN OF OTHER CATEGORY	MONTH	FILING TO DATE

OTHER COSTS

OTHER OPERATIONAL EXPENSES

OTHER INCOME

OTHER EXPENSES

OTHER REORGANIZATION EXPENSES

Reorganization Items-Interest Earned on Accumulated Cash From Chapter 11
Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the Bankruptcy proceeding, should be reported as a reorganization item.

In re:	PMJ Corporation	Case No. 01-00709 (MFW)
	Debtor	Reporting Period 12/01/01-12/31/01
MOR-3
BALANCE SHEET	NOT APPLICABLE
ASSETS	MONTH	MONTH
NOT APPLICABLE
Cash (Unrestricted)
Cash (Restricted)
Accounts Receivable (net)
Inventory
Notes Receivable
Prepaid Expenses
Other (Attach List)
Total Current Assets
Real Property & Improvements
Machinery & Equipment
Furniture, Fixtures & Office Equipment
Vehicles
Leasehold Improvements
Less: Accumulated Deprec/Depletion
Total Property, Plant & Equipment
Liabilities not subject to compromise (Postpetition Liabilities)
Accounts payable
Taxes Payable
Notes payable
Professional Fees
Secured Debt
Due to Affiliates & Insiders
Other (Attach List)
Total postpetition Liabilities
Liabilities subject to compromise (Postpetition Liabilities)
Secured Debt-Per Plan
Priority Debt-Per Plan
Unsecured Debt-Per Plan
Other (Attach List)-Per Plan
Total Prepetition Liabilities
Total Liabilities
Equity
Common Stock
Retained Earnings (Deficit)
Total Equity (Deficit)
Total Liabilities & Owner's Equity

In re:	PMJ Corporation	Case No. 01-00709 (MFW)
	Debtor	Reporting Period 12/01/01-12/31/01

MOR-3 continued
BALANCE SHEET

NOT APPLICABLE

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
Other Current Assets
NOT APPLICABLE

Other Assets

Liabilities and Downer Equity	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE

Adjustments to Owner Equity

Postpetitions Contributions Distributions (Draws)

Restricted cash: cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.

PMJ Corporation, debtor herein, is a holding company formed to hold certain intellectual property assets. As reflected on the Schedules of Assets and Liabilities filed with the Bankruptcy Court, Debtor has no checking accounts, no accounts receivable and the intellectual property assets which were to be held by Debtor were never transferred to Debtor nor recorded on its books and records. The Debtor is a non-operating entity, and therefore, all documents required by the Office of the united States Trustee for its Monthly Operating Report are not applicable and have been marked accordingly.

In re:	PMJ Corporation	Case No. 01-00709 (MFW)
	Debtor	Reporting Period 12/01/01-12/31/01

MOR-4
STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

	Beginning tax Liability	Amount with held or Actual	Amount Paid	Date paid	Check No.	Ending Tax Liability
FEDERAL
Withholding	NOT APPLICABLE
FICA-Employee
FICA-Employer
Unemployment
Income
Other:
Total Federal Taxes
STATE AND LOCAL
Withholding
Sales
Excise
Unemployment
Real Property
Personal Property
Other:
Total State and Local
Total taxes

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.

Number of Days Past Due
	Current	1-30	31-60	61-90	over 90	Total
Accounts payable	NOT APPLICABLE
Wages payable
Taxes Payable
Rent/Lease-Equipment
Secured Debt/Adequate Protection Pymnts
Professional Fees
Amounts Due to Insiders*
Other: Deposit Liabilities
Other:
Other: Vacation Accrual
Total Postpetition Debts

Explain how and when the Debtor intends to pay any past-due postpetition debts.

*
"Insider" is defined in 11 U.S.C. Section 101 (31).

In re: PMJ Corporation	Case No. 01-00709 (MFW) Reporting Period: 12/01/01 - 12/31/01

MOR-5
ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
(NOT APPLICABLE)

Accounts Receivable Reconciliation	Prior Periods	Current Period	Cumulative
Total Accounts Receivable at the beginning of the reporting period
(+) Amounts billed during the period
(-) Amounts collected during the period
Total Accounts Receivable at the end of the reporting period
Accounts Receivable Aging
0-30 days old
31-60 days old
61-90 days old
91 + days old
Total Accounts Receivable
Amount considered uncollectible (Bad Debt)
Accounts Receivable (Net)

DEBTOR QUESTIONNAIRE (Not Applicable)

Must be completed each month		Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, Provide an explanation below.
2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.
3.	Have all postpetition tax returns been timely filed? If no, provide an explanation below.
4.	Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.

QuickLinks

MONTHLY OPERATING REPORT
SUMMARY OF UNPAID POSTPETITION DEBTS
MOR-5 ACCOUNTS RECEIVABLE RECONCILIATION AND AGING (NOT APPLICABLE)